Exhibit 99.7

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT TO PURCHASE COMMON STOCK

Corporation:  ZAMBA CORPORATION

Number of Shares:  615,006

Class of Stock:  Common

Initial Exercise Price: $.610 (which is 150% of the average closing price of the Shares reported for the 20 trading days immediately before the Issue Date) Issue Date: February 21, 2002

Expiration Date:    February 21, 2007

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, HCL TECHNOLOGIES AMERICA, INC. (“Holder”) is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the “Shares”) of the corporation (the “Company”) at the exercise price per Share (the “Warrant Price”) all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.  This Warrant is being issued pursuant to the terms of a Stock Purchase Agreement, dated the date hereof, between Holder and the Company.

ARTICLE 1

EXERCISE

1.1.          Method of Exercise.  Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company.  Holder shall also deliver to the Company a check or a document evidencing cancellation of indebtedness, in payment of the aggregate Warrant Price for the Shares being purchased.  The Shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant has been exercised by payment to the Company of the Warrant exercise price.  No fractional shares shall be issued upon the exercise of this Warrant.  Instead of any fractional shares that would otherwise be issuable to Holder, the Company will pay to such holder a cash adjustment with respect to such fractional interest in an amount equal to that fractional interest of then then-current closing price per share of the Company’s Common Stock.

1.2.          (Deleted)

1.3.          Delivery of Certificate and New Warrant. Ten (10) days after Holder exercises this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised and has not expired, a new Warrant representing the Shares not so acquired.

1.4.          Replacement of Warrants.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

1.5.          Repurchase On Sale, Merger, or Consolidation of the Company.

1.5.1.       “Acquisition”.  For the purpose of this Warrant, “Acquisition” means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

1.5.2.       Assumption of Warrant.  Upon the closing of any Acquisition the successor/acquiring entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing.  The Warrant Price shall be adjusted accordingly.

ARTICLE 2

ADJUSTMENTS TO THE SHARES

2.1           Stock Dividends, Splits, Etc.  If the Company declares or pays a dividend on its common stock (or the Shares if the Shares are securities other than common stock) payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, or, if the Shares are securities other than common stock, subdivides the Shares in a transaction that increases the amount of common stock into which the Shares are convertible, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

2.2           Reclassification, Exchange or Substitution.  Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event.  Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company’s Articles of Incorporation upon the closing of a registered public offering of the Company’s common stock.  The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property.  The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant.  The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

2.3           Adjustments for Combinations, Etc.  If the outstanding shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

2.4           No Impairment.  The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder’s rights under this Article against impairment.  If the Company takes any action affecting the Shares or its common stock other than as described above that adversely affects Holder’s rights under this Warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

2.5           Fractional Shares.  No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share.  If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder an amount computed by multiplying the fractional interest by the fair market value of a full Share.

2.6           Certificate as to Adjustments.  Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based.  The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3

REPRESENTATIONS AND COVENANTS OF THE COMPANY

3.1           Representations  and  Warranties.  The Company hereby represents and warrants to the Holder as follows:

(a)           During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

(b)           All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens, security interests, charges and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

(c)           The Company shall use its best efforts to list the Shares on the Nasdaq Stock Market or any exchange or other market on which the Company’s shares are then trading or being quoted.

3.2.          Notice of Certain Events.  If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of common stock; (d) unless, in the reasonable judgment of counsel to the Company, notification could violate any securities law or regulation, to complete an Acquisition or otherwise merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company’s securities for cash, then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to above; (2) in the case of the matters referred to in (c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

3.3.          Information Rights.  So long as the Holder holds this Warrant and/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all notices or other written communications to the shareholders of the Company, (b) within one hundred twenty (120) days after the end of each fiscal year of the Company, the annual audited financial statements of the Company certified by independent public accountants of recognized standing and (c) within forty-five (45) days after the end of each of the first three quarters of each fiscal year, the Company’s quarterly, unaudited financial statements.

3.4           Registration Under Securities Act of 1933, as Amended.  The Company agrees that the Shares shall be subject to the registration rights set forth for the Shares in that certain Registration Rights Agreement, dated as of February 21, 2002, between the Company and Holder (as the same may be amended, restated, supplemented, or otherwise modified from time to time).

ARTICLE 4

MISCELLANEOUS

4.1           Term.  This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above.

4.2           Legends.  This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form (unless and until registered under the Securities Act (and, upon such registration, the Company agrees to cooperate in the prompt removal of such legend requested by the Holder)):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

4.3           Compliance With Securities Laws On Transfer.  This Warrant and the Shares issuable upon exercise this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company).  The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder s notice of proposed sale.

4.4           Transfer Procedure.  Holder may transfer this Warrant by delivering a duly executed Notice of Transfer in substantially the form attached as Appendix 2 to the principal office of the Company.  Subject to the provisions of Section 4.3, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) at any time to HCL Technologies Ltd. India or to any affiliate of Holder, or, to any other transferree by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable).

4.5           Notices.  All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time. All notices to be provided under this Warrant shall be sent to the following address:

HCL Technologies America, Inc.

Attn: ______________________

330 Potrero Avenue

Sunnyvale, CA  94085

4.6           Waiver.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

4.7           Attorneys Fees.  In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

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4.8           Governing  Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

“COMPANY

ZAMBA CORPORATION

By:	/s/ D. Holden
Name:	Doug Holden
(Print)
Title:	CEO

By:	/s/ Ashok Jain
Name:	Ashok Jain
(Print)
Title:	Supervisory Director HCL Technologies America, Inc.

APPENDIX 1

NOTICE OF EXERCISE

1.             The undersigned hereby elects to purchase ___________ shares of the Common Stock of ______________ pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2.             The undersigned hereby elects to exercise the attached Warrant and purchase _____________ of the Shares covered by the Warrant by reducing the amount of indebtedness owed to the undersigned by $__________.

[Strike paragraph that does not apply.]

3.             Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

4.             The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

(Signature)

(Date)

APPENDIX 2

NOTICE OF TRANSFER

                FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ the right represented by the foregoing warrant to purchase the shares of common stock of Zamba Corporation and appoints ____________________ attorney to transfer such right on the books of Zamba Corporation, with full power of substitution in the premises.

Dated:

Signature

Social Security or other Tax Identification No.

Please print present name and complete address